UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 4, 2009
EXTERRAN PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive,
Houston, Texas	77060

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 836-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of David S. Miller as an Officer
     On March 4, 2009, the board of directors (the “Board”) of Exterran GP LLC, the general partner of Exterran General Partner, L.P., the general partner of Exterran Partners, L.P., appointed David S. Miller, 45, as Vice President and Chief Financial Officer of Exterran GP LLC. Mr. Miller also serves as Vice President of Exterran Holdings, Inc. (“Exterran Holdings”). Prior to joining us, Mr. Miller served as Chief Operating Officer of JMI Realty, a private real estate investment and development company, from October 2005 to January 2009. From April 2002 to September 2005, Mr. Miller was a partner with SP Securities LLC, a private investment banking firm. Prior to joining SP Securities LLC, Mr. Miller served in positions of increasing responsibility with the Energy Investment Banking department of Merrill Lynch & Co, Inc. (a financial management and advisory firm) from May 1993 to March 2002, including as Vice President beginning in 1996 and as Director beginning in 1999.
     Daniel K. Schlanger, who is assuming new responsibilities as Senior Vice President, Operations Services with Exterran Holdings and will continue to serve as Senior Vice President and a director of Exterran GP LLC, ceased serving as Exterran GP LLC’s Chief Financial Officer upon Mr. Miller’s appointment to that position.
Appointment of Mr. Miller as a Director
     On March 4, 2009, Mr. Miller was also appointed as a director of Exterran GP LLC. In connection with Mr. Miller’s appointment as a director, the size of the Board was increased to nine directors. Mr. Miller has not been appointed to serve on any Board committee. As a non-independent director, Mr. Miller will not receive remuneration for his services on the Board. As described below, Mr. Miller will receive remuneration for his services as Vice President and Chief Financial Officer of Exterran GP LLC and as Vice President of Exterran Holdings, which indirectly owns all of the interest in Exterran GP LLC and a majority interest in us.
     Except for the Incentive Program described below, neither we, Exterran GP LLC nor Exterran Holdings has any employment arrangement with Mr. Miller, either written or oral, that guarantees his salary, salary increases, bonuses or benefits. There are no other arrangements or understandings between Mr. Miller and any other person pursuant to which he was selected as a director of Exterran GP LLC. There are no family relationships between Mr. Miller and any executive officer or director of Exterran GP LLC or Exterran Holdings.
Base Salary of Mr. Miller
     Mr. Miller’s annual base salary as Vice President of Exterran Holdings and as Vice President and Chief Financial Officer of Exterran GP LLC is $245,000. Under the terms of our omnibus agreement with Exterran Holdings, we will be allocated a portion of Mr. Miller’s compensation cost to reimburse Exterran Holdings for the services he will provide to us as Vice President and Chief Financial Officer of Exterran GP LLC, which we intend to disclose in our annual report.
Mr. Miller’s Participation in Exterran Holdings’ Incentive Program
     Mr. Miller’s target 2009 bonus opportunity under the Exterran Holdings Incentive Program is 42% of his prorated base salary for 2009. The terms of the Incentive Program are incorporated herein by reference to our Current Report on Form 8-K, filed on February 26, 2009.
Adoption of Phantom Unit Award Notice
     On March 4, 2009, the compensation committee of the Board (the “Committee”) adopted the form of Exterran Partners, L.P. Award Notice for Phantom Units (the “Award Notice”), which sets forth the terms for grants to officers and employees of our phantom units with tandem distribution equivalent rights (“DERs”) under the Exterran Partners, L.P. Long-Term Incentive Plan, as amended (the “Plan”). Among other things, the Award Notice provides for (i) notice of the amount and vesting schedule of the award, (ii) forfeiture of the unvested portion of the award in the event of the grantee’s termination of employment other than for death or disability, (iii) vesting of the phantom units and related DERs upon a Change of Control (as defined in the Plan), (iv) payment of the phantom units, in the Committee’s discretion, in our common units, a lump sum in cash equal to the fair market value of our common units on the vesting date, or a combination of the two, and (v) non-transferability of the award prior to vesting. Awards granted under the Award Notice generally will vest ratably over three years.
Adoption of Director Phantom Unit Award Notice
     On March 4, 2009, the Committee adopted the form of Exterran Partners, L.P. Award Notice for Phantom Units with DERs for Directors (the “Director Award Notice”), which sets forth the terms for future grants to non-employee directors of Exterran GP LLC of our phantom units with DERs under the Plan. The terms of the Director Award Notice are substantially similar to the terms of the Award Notice described above, except that the Director Award Notice provides for forfeiture of the unvested portion of the award in the event of the grantee’s termination of service as a director other than for death, disability or failure to be reelected to the Board.
Adoption of Phantom Unit Award Notice for Mr. Snider
     In contemplation of Mr. Snider’s planned retirement as our Chief Executive Officer by June 30, 2009, and in recognition of his 18 years of service to Exterran Holdings, on March 4, 2009, the Committee adopted a separate form of Award Notice for Phantom Units for Stephen A. Snider, Chief Executive Officer of Exterran Holdings and Exterran GP LLC (the “Snider Award Notice”), under the Plan. The terms of the Snider Award Notice are substantially similar to the terms of the Award Notice described above, except that the Snider Award Notice provides for automatic vesting of the award on June 30, 2009, in connection with Mr. Snider’s planned retirement by that date, and forfeiture of the unvested portion of the award in the event of Mr. Snider’s termination of employment other than for death, disability, or retirement.
     In connection with the receipt of an award under any of the award notices described in this report, the grantee must agree to abide by specified confidentiality, non-disparagement and one-year non-solicitation covenants.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Exterran Partners, L.P. dated March 5, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

	By:	Exterran General Partner, L.P., its general
partner

	By:	Exterran GP LLC, its general partner

(Registrant)

March 6, 2009	By:	/s/ Donald C. Wayne

Donald C. Wayne
Senior Vice President and General Counsel

Exhibit Index
99.1	Press release of Exterran Partners, L.P. dated March 5, 2009.